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                           Confidential Treatment                 Exhibit 10.24

                      COMPOUND LIBRARY SCREENING AGREEMENT

         This Agreement, effective as of the date last written below, is between Genzyme Corporation ("Genzyme") and Cubist Pharmaceuticals, Inc. ("Cubist").

         1.       Information Exchange.

         (a) Within thirty (30) days after receiving an executed original of this Agreement, each party shall provide the other with such information as the Receiving Party (as defined in Paragraph 6) may reasonably request for the purpose of evaluating the therapeutic potential of any products that may arise from a collaboration between the parties. Such information shall include **********************************************************************
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**************************. Genzyme shall confirm to Cubist that each biological target disclosed by Cubist is not the subject of any research program currently conducted by Genzyme internally or with any third party collaborator.

                  (b) The Receiving Party shall determine in its sole discretion whether to proceed with the screening activities described in Paragraph 2 and shall notify the other party of such determination. If either party determines not to proceed with such screening activities, this Agreement shall terminate upon receipt of notice to the other party of such determination. If both parties elect to proceed with the screening activities, Genzyme will provide Cubist with Compounds as described in Paragraph 2 within thirty (30) days after receipt of Cubist's notice to proceed.

         2.       Screening of Compound Libraries and Deconvolution Services.

                  (a) Subject to the provisions of Paragraph 1, Genzyme will make available to Cubist all compounds within Genzyme's libraries as of the effective date this Agreement ("Compounds"). Compounds added to Genzyme's libraries after such date will be made available to Cubist on a semiannual basis during the term of this Agreement. Compounds will be

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

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delivered in quantities of ****************************************************
***************** (a "Mixture"). Genzyme grants Cubist a non-exclusive, worldwide right to use the Compounds to screen against biological targets identified by Cubist to evaluate the biological activity of the Compounds. Such right may not be sublicensed and does not include the right to sell or otherwise transfer the Compounds to third parties. Cubist will use commercially reasonable efforts to screen all Compounds provided by Genzyme against each of the targets identified by Cubist pursuant to Paragraph 1 (a).

                  (b) Subject to a Mixture satisfying criteria agreed upon by Cubist and Genzyme for biological activity (e.g., potency and dose-responsiveness) against a target screened by Cubist, Genzyme will provide the following services: ******************************************************
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******************************************************************************
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*********************************************************************.

         3.       Availability of License.

                  (a) Cubist shall notify Genzyme of all Active Compounds identified by Cubist. "Active Compound" shall mean a Compound that has exhibited biological activity against a target warranting, in Cubist's reasonable business judgment, further development.

                  (b) If any Active Compound previously has been committed to a third party or to an internal Genzyme program, Cubist shall have no rights in or to such Active Compound. In all other cases, Genzyme shall disclose to Cubist the chemical composition and structure of the Active Compound and Cubist shall have a right of first negotiation to obtain a license (the "Negotiation Right"), in accordance with the procedures set forth in Paragraph 3(c).

                  (c) Cubist may exercise the Negotiation Right upon written notice to Genzyme which is received by Genzyme at any time during the term of this Agreement, whereupon the parties will engage in good faith negotiations to establish the terms and conditions of a mutually acceptable research collaboration agreement. Such research collaboration agreement will provide, among other matters, for the following: (i) establishments of committees to manage the collaboration; (ii) licenses under intellectual property rights of each party to conduct medicinal chemistry and preclinical development of the Active Compound; (ii)

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

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                                       3

responsibilities of the parties for specific preclinical development activities;
(iv) commercialization strategy for the Active Compound following preclinical development; and (v) sharing of commercialization revenues after recovery by each party of its preclinical development costs.

                  (d) If the parties are unable to negotiate and execute a mutually acceptable collaboration agreement within ************* after the date upon which Cubist exercised the Negotiation Right, Genzyme shall have the right to license the Active Compound to any third party, subject to non-disclosure restrictions set forth in Paragraph 6.

         4. Use and Transfer Restrictions. Cubist acknowledges and agrees that the Compounds (including without limitation all Active Compounds) are proprietary to and owned by Genzyme and or may be covered by claims of U.S. and international patents or parent applications of Genzyme. Cubist agrees to use the Compounds only for the purposes set forth in this Agreement. Cubist agrees
(i) not transfer such Compounds to any third party without the prior written consent of Genzyme, (ii) to permit access to the Compounds only to its employees and consultants requiring such access, (iii) to inform such employees and consultants of the proprietary nature of the Compounds, and (iv) to take reasonable precautions, at least as stringent as those observed by Cubist to protect its own proprietary material, to ensure that such employees and consultants observe the obligations of Cubist pursuant to this Paragraph. Upon the expiration or termination of this Agreement, Cubist shall, at the instruction of Genzyme, either destroy or return any unused Compounds.

         5. Compliance with Law. Cubist agrees to comply with all federal, state and local laws and regulations applicable to the use, storage, disposal, and transfer of all the Compounds, including without limitation the Toxic Substances Control Act (15 USC 2601 et. seq.) and implementing regulations (in particular, 40 CFR 720.36 [Research and Development Exemption]), the Food, Drug, and Cosmetic Act (21 USC 301 et. seq.) and implementing regulations, and all Export Administration Regulations of the Department of Commerce. Cubist assumes sole responsibility for any violation of such laws or regulations by Cubist or any of its affiliates.

         6.       Confidential Information.

                  (a) As used in this Agreement, the term "Confidential Information" means any technical or business information furnished by one party ("Disclosing Party") to the other party ("Receiving Party") in connection with this Agreement and specifically designated as confidential

* Confidential treatment requested: material has been omitted and filed separately with the Commission.

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including, without limitation, any information disclosed by the parties pursuant to Paragraphs 1, 2 and 3 of this Agreement. Such Confidential Information may also include, without limitation, trade secrets, know-how, inventions, formulations, compositions, technical data or specifications, testing methods, business or financial information, research and development activities, product and marketing plans, customer and supplier information. Confidential Information that is disclosed in writing shall be marked with the legend "confidential". Confidential Information that is disclosed orally or visually shall be documented in a written notice prepared by the Disclosing Party and delivered to the Receiving Party within thirty (30) days of the date of disclosure. Such notice shall summarize the Confidential Information disclosed to the Receiving Party and reference the time and place of disclosure.

                  (b) The Receiving Party shall and shall cause its employees engaged in the research to: (i) maintain all Confidential Information in strict confidence, except that the Receiving Party may disclose or permit the disclosure of any Confidential Information to its directors, officers, employees, consultants, and advisors who are obligated to maintain the confidential nature of such Confidential Information and who need to know such Confidential Information for the purposes set forth in this Agreement; (ii) use all Confidential Information solely for purposes set forth in this Agreement; and (iii) reproduce the Confidential Information only to the extent necessary to effect the purpose set forth in this Agreement, with all such reproductions being considered Confidential Information.

                  (c) The obligations of the Receiving Party under Paragraph 6(b) shall not apply to the extent that the Receiving Party can demonstrate by written documentation that certain Confidential Information: (i) was in the public domain prior to the time of its disclosure under this Agreement; (ii) entered the public domain after the time of its disclosure under this Agreement through means other than an unauthorized disclosure resulting from any act or omission by the Receiving Party; (iii) was independently developed or discovered by the Receiving party prior to the time of its disclosure under this Agreement;
(iv) is or was disclosed to the Receiving Party at any time, whether prior to or after the time of its disclosure under this Agreement, by a third party having no fiduciary relationship with the Disclosing Party and having no obligations of confidentiality with respect to such Confidential Information; or (v) is required to be disclosed to comply with applicable laws or regulations, or with a court or administrative order, provided that the Disclosing Party receives prior written notice of such disclosure and

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that the Receiving party takes all reasonable and lawful actions to obtain confidential treatment for such disclosure and, if possible, to minimize the extent of such disclosure.

                  (d) The Receiving Party agrees that the Disclosing Party (or any third party entrusting its own confidential information to the Disclosing Party) is and shall remain the exclusive owner of the Confidential Information disclosed by the Disclosing Party and all patent, copyright, trademark, trade secret, and other intellectual property rights in, or arising from such Confidential Information. No option, license, or conveyance of such rights to the Receiving Party is granted or implied under this Agreement. If any such rights are to be granted to the Receiving Party, such grant shall be expressly set forth in a separate written instrument.

                  (e) Upon the termination by either party of this Agreement, the Receiving Party shall return to the Disclosing Party all originals, copies, and summaries of documents, materials, and other tangible manifestations of Confidential Information in the possession or control of the Receiving Party. The obligations set forth in this Agreement shall remain in effect for a period of five (5) years after such termination by either party.

                  (f) The Receiving Party agrees that any breach of its obligations under this Paragraph 6 will cause irreparable harm to the Disclosing Party; therefore, the Disclosing Party shall have, in addition to any remedies available at law, the right to obtain requitable relief to enforce this Agreement.

         7. No Warranties. Any Compounds delivered pursuant to this Agreement are understood to be experimental in nature and may have hazardous Properties. GENZYME MAKES NO REPRESENTATIONS, AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE COMPOUNDS, THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE USE OF THE COMPOUNDS WILL NOT INFRINGE ANY PATENT OR OTHER INTELLECTUAL PROPERTY RIGHTS OF A THIRD PARTY.

         8. Indemnification. Cubist assumes all liability for, and agrees to indemnify, defend, and hold harmless Genzyme and its directors, officers, representatives, employees, and agents against, all losses, expenses (including without limitation any reasonable legal expenses), claims, demands, damages, judgments, suits, or other actions arising form

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the use, storage, or disposal of the Compounds by Cubist and its affiliates and sublicenses, or form any breach of its obligations under Paragraph 5 of this Agreement. Genzyme assumes all liability for, and agrees to indemnify, defend, and hold harmless Cubist and its directors, officers, representatives, employees, and agents against, all losses, expenses (including without limitation any reasonable legal expenses), claims, demands, damages, judgements, suits, or other actions arising from the use, storage, or disposal of the Compounds by Genzyme and its affiliates.



         9. Termination. Subject to early termination pursuant to Paragraph 1(b), this Agreement shall commence on the date last written below and continue for a period of six (6) months. Thereafter, this Agreement shall be automatically extended for successive additional six (6) month period unless, by written notice given at least thirty (30) days prior tot he expiration of any such period, either party elects to cause this Agreement to terminate at the end of the then-current peried, Sections 3 (paragraph (d) only), 4, 5, 6, 7 and 8, shall survive termination of this Agreement.



         10. Miscellaneous. This Agreement shall not be assigned or otherwise transferred by either party without the prior written consent of the other party to this Agreement. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts. This Agreement constitutes the entire understanding of the parties and supersedes all prior agreements, written or oral, with respect to the subject matter hereof. Any notice required or permitted under this Agreement shall be in writing delivered personally or by facsimile (and promptly confirmed by personal delivery or courier) or courier, postage prepaid (where applicable), addressed to the other party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor and shall be effective upon receipt by the addressee. Each party shall obtain prior written permission from the other before using the name, symbol and/or marks of the other in any form of publicity.


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ACCEPTED AND AGREED:

GENYZME CORPORATION                    CUBIST PHARMACEUTICALS, INC.

By:    /s/ James R. Rasmussen          By:    /s/ Scott M. Rocklage
      -----------------------                 ---------------------
Name:  James R. Rasmussen              Name:  Scott M. Rocklage
      -----------------------                 ---------------------
Title: Senior VP, Research             Title: President and CEO
      -----------------------                 ---------------------
Date:  February 24, 1997               Date:  February 24, 1997
      -----------------------                 ---------------------

Address:                               Address:
Genzyme Corporation                    Cubist Pharmaceuticals, Inc.
One Kendall Square                     24 Emily Street
Cambridge, Massachusetts  02319        Cambridge, Massachusetts  02139
Tel: (617) 252-7500                    Tel:  (617) 576-1999
Fax: (617) 252-7600                    Fax: (617) 576-0232